Exhibit 10.1

exp world holdings, inc.

COMMON STOCK

SUBSCRIPTION BOOKLET

EXP WORLD HOLDINGS, INC.

COMMON STOCK

SUBSCRIPTION BOOKLET

Instructions

This Subscription Booklet contains all of the documents necessary for your investment in shares of Common Stock (the “Shares”) of eXp World Holdings, Inc. (the “Company”). The offering of the Shares is made by and described in the Confidential Private Placement Memorandum of the Company dated December 13, 2016 (the “Offering Memorandum”). The Offering Memorandum and materials referred to therein contain a detailed description of the Company, its business, operations, and financial condition, and of the terms of the offering. The offering is made only by the Offering Memorandum as specified therein.

In this booklet you will find the following documents:

❑	Subscription Agreement
❑	Signature Page to Subscription Agreement
❑	Confidential Investor Questionnaire

The Investor questionnaire and Each of the documents in the signature page packet must be fully completed and executed in accordance with its instructions. You must return the completed and signed Confidential Investor Questionnaire and each of the documents in the signature page packet together with payment of your full purchase amount as described below.

Return completed materials to:

1321 King Street, Suite 1

Bellingham, WA 98229

(360) 685-4206

Attention: Glenn Sanford

If you have any questions in connection with the completion of the documents please feel free to call at the number listed above.

eXp World Holdings, Inc.

COMMON STOCK

SUBSCRIPTION AGREEMENT

If and when accepted by eXp World Holdings, Inc. (the “Company”), this Subscription Agreement (this “Agreement”), when executed by the undersigned subscriber (the “Investor”), shall constitute a subscription for that number of shares of Common Stock, par value $0.00001 per share of the Company (the “Shares”) as calculated based on the on the total investment amount set forth on the signature page hereof.

The Company is offering up to 1,000,000 Shares. The price per Share is $3.25.

THE INVESTOR, BY EXECUTING BELOW, ACKNOWLEDGES THAT HE, SHE OR IT UNDERSTANDS THAT THE COMPANY IS RELYING UPON THE ACCURACY AND COMPLETENESS HEREOF IN DECIDING WHETHER TO ACCEPT THIS AGREEMENT AND TO SELL TO THE INVESTOR AND IN COMPLYING WITH ITS OBLIGATIONS UNDER APPLICABLE SECURITIES LAWS.

Representations and Warranties of the Investor. The Investor hereby represents and warrants to the Company, as of the date of this Agreement, as follows:

Private Placement Memorandum. The Investor acknowledges receipt of a copy of the Company’s Private Placement Memorandum dated December 13, 2016 (the “Private Placement Memorandum”) which describes the offering of the Shares and certain other material information about the Company. The Investor has reviewed the Private Placement Memorandum and the Company’s filings made with the Securities and Exchange Commission (the “SEC”) (available at www.sec.gov).

Ability to Bear Risk. The Investor is in a financial position to hold the Shares and is able to bear the economic risk and withstand a complete loss of his, hers or its investment in the Shares.

High Degree of Risk. THE INVESTOR RECOGNIZES THAT THE SHARES AS AN INVESTMENT INVOLVE A HIGH DEGREE OF RISK. The Investor has carefully reviewed the Risk Factors set forth in the Private Placement Memorandum.

Professional Advice. The Investor has obtained, to the extent he, she or it deems necessary, his, hers or its own professional advice with respect to the risks inherent in the investment in the Shares, the condition of the Company and the suitability of the investment in the Shares in light of his, hers or its financial condition and investment needs.

Sophistication. The Investor, either alone or with the assistance of his, hers or its professional advisor, is a sophisticated investor, is able to fend for himself, herself or itself in the transactions contemplated by this Agreement, and has such knowledge and experience in financial and business matters that he, she or it is capable of evaluating the merits and risks of the prospective investment in the Shares.

Access to Information. The Investor has reviewed the Private Placement Memorandum and the Company’s filings made with the SEC and has been given full and complete access to all such other information regarding the Company that Investor has requested and has utilized such access to his, hers or its satisfaction for the purpose of obtaining information about the Company; particularly, the Investor has had a reasonable opportunity to ask questions of, and receive answers from, representatives of the Company concerning the terms and conditions of the offering of the Shares and to obtain any additional information, to the extent reasonably available, necessary to verify the accuracy of information provided about the Company.

Subscription Agreement Page 1

Purchase Entirely for Own Account. The Shares will be acquired for investment for the Investor’s own account, not as a nominee or agent, and not with a view to the distribution of any part thereof; the Investor has no present intention of selling, granting any participation in or otherwise distributing the Shares in a manner contrary to the Securities Act of 1933, as amended (the “Securities Act”), or any applicable state securities or Blue Sky law, and the Investor does not have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participations to such person or to any third person, with respect to any of the Shares.

Due Diligence. The Investor has been solely responsible for his, hers or its own due diligence investigation of the Company and its business, and his, hers or its analysis of the merits and risks of the investment made pursuant to this Agreement, and is not relying on anyone else’s analysis or investigation of the Company, its business or the merits and risks of the Shares other than professionals engaged specifically by the Investor to assist the Investor. In taking any action or performing any role relative to the arranging of the investments being made pursuant to this Agreement, the Investor has acted solely in his, hers or its own interest and not in that of any of the other Investors, and none of the other Investors (or any of their respective employees or agents) has acted as an agent or fiduciary for the Investor.

Restricted Securities. The Investor acknowledges that (a) the Shares have not been registered under the Securities Act, are characterized under the Securities Act as “restricted securities” and, therefore, cannot be sold or transferred unless subsequently registered under the Securities Act or an exemption from such registration is available. The Investor’s financial condition is such that it is not likely that it will be necessary to dispose of any of the Shares in the foreseeable future. In this regard, the Investor represents that he, she or it is familiar with Rule 144 of the SEC, as presently in effect, and understands the resale limitations imposed thereby and by the Securities Act.

Exemption Reliance. The Investor has been advised that the Shares are not being registered under the Securities Act or applicable state securities laws, but are being offered and sold pursuant to exemptions from such laws, and that the Company’s reliance upon such exemptions is predicated in part on the Investor’s representations contained herein.

Residency. For purposes of the application of state securities laws, the Investor represents that he, she or it is a bona fide resident of, and is domiciled in, the state set forth on the signature page hereto.

Legends. The Investor acknowledges that the certificates evidencing the Shares will be imprinted with certain restrictive legends describing the transfer restrictions applicable to restricted securities.

Accreditation. The Investor is an “accredited investor” as defined by Rule 501 of Regulation D under the Securities Act.

Tax Identification; Withholding. Under penalties of perjury, the Investor certifies that (a) the number shown on the signature page hereto opposite the Investor’s name is the Investor’s correct Social Security number and (b) the Investor is not subject to back-up withholding.

Covenants of the Company. The Company agrees that:

Proceeds. The Company intends to use the proceeds from the sale of the Shares as working capital to fund its ongoing operations.

Covenants of the Investor. The Investor agrees that:

Transfer Restriction. The Investor will not transfer or assign this Agreement or any of his, her or its interest herein. The Shares for which the Investor hereby subscribes shall be assigned or transferred only in accordance with all applicable laws.

Subscription Agreement Page 2

No Revocation. The Investor may not cancel, terminate or revoke this Agreement, and this Agreement shall survive his or her death or disability and shall be binding upon his, her or its successors, assigns, legal representatives, heirs, legatees and distributees.

Indemnification. The Investor shall indemnify, hold harmless and defend the Company and its officers, directors, affiliates, agents, and attorneys with respect to any and all loss, damage, expense, claim, action or liability any of them may incur as a result of the breach of any of the agreements, representations and warranties set forth in this Agreement. If the Company or anyone acting on its behalf discovers any breach of any such agreement, representations or warranties, the Company may, at its option, rescind the sale of any Shares to the Investor.

Confidentiality. The Investor acknowledges that he, she or it is subject to the Confidentiality Agreement, dated December 13, 2016, by and between the Company and such Investor.

Governing Law; Successors. This Agreement shall be enforced, governed and construed in all respects in accordance with the laws of the State of Delaware, that the rights, powers and duties set forth herein shall be binding upon the Investor, his heirs, estate, legal representatives, successors and assigns, and shall inure to the benefit of his, her or its successors and assigns.

THE INVESTOR HAS BEEN ADVISED, PRIOR TO HIS PURCHASE OF THE SHARES, THAT NEITHER THE OFFERING OF THE SHARES NOR ANY OFFERING MATERIALS HAVE BEEN REVIEWED BY THE SEC OR ANY ADMINISTRATOR UNDER ANY OTHER APPLICABLE STATE SECURITIES ACT (THE “ACTS”) AND THAT THE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OR ANY OF THE ACTS AND THEREFORE CANNOT BE RESOLD UNLESS THEY ARE REGISTERED UNDER THE SECURITIES ACTS OR THE ACTS OR UNLESS AN EXEMPTION FROM SUCH REGISTRATION IS AVAILABLE.

THE INVESTOR MUST RELY ON HIS OWN EXAMINATION OF THE COMPANY AND THE TERMS OF THE OFFERING, INCLUDING THE MERITS AND RISKS INVOLVED IN MAKING AN INVESTMENT DECISION ON THE SECURITIES. THE COMPANY’S OFFERING DOCUMENTS, OFFERING MATERIALS AND ANY STATEMENTS MADE TO INVESTORS, ALL WITH RESPECT TO THE BUSINESS OF THE COMPANY, ITS MANAGEMENT OR ITS FINANCIAL CONDITION, HAVE NOT BEEN REVIEWED OR PASSED UPON BY ANY FEDERAL, STATE OR LOCAL SECURITIES ADMINISTRATOR OR OTHER GOVERNMENTAL AGENCY.

The Investor has completed this Agreement as of the date indicated below and understands that this subscription is subject to acceptance by the Company. The Company may accept this Agreement and the subscription made hereby, in whole or in part, in its sole and absolute discretion. Acceptance of this Agreement will be evidenced by execution thereof by an authorized officer of the Company. Deposit of a subscriber’s check or wire transfer into the Company’s account does not constitute acceptance of the subscription.

The Investor hereby offers his subscription to the Company in the amount indicated and has provided a check payable to Company in the full amount of the subscription (or has wired such amount to the Company’s account in accordance with the wire instructions below).

Subscription Agreement Page 3

Mailing Address for Checks.

1321 King Street, Suite 1
Bellingham, WA 98229
(360) 685-4206
Attention: Glenn Sanford

[Signature page follows]

Subscription Agreement Page 4

INVESTOR SIGNATURE PAGE TO COMMON STOCK SUBSCRIPTION AGREEMENT

Date:

Price Per Share:	$3.25

Total Investment Amount:

Number of Shares to be Purchased	To be calculated based on the Price Per Share
and Total Investment Amount.

Investor information:

Name
Title (if applicable)
Mailing Address

TIN/SSN
Telephone number
E-mail

______________________________________

Signature of Investor

Print Name: ____________________________

Title (if applicable): ______________________

______________________________________

Signature of Spouse of Investor, if applicable

ACCEPTED by EXP WORLD HOLDINGS, INC.

By: _______________________________

      Glenn Sanford, Chief Executive Officer

Date: __________________________

eXp World Holdings, Inc. Subscription Agreement Signature Page

INVESTOR QUESTIONNAIRE

TO COMMON STOCK SUBSCRIPTION AGREEMENT

I.	ACCREDITED INVESTOR STATUS

The undersigned (the “Investor”) has represented to eXp World Holdings, Inc., a company organized under the laws of the State of Delaware (the “Company”), that he, she or it is an “accredited investor” as that term is defined in the Securities Act of 1933, as amended. Please indicate below the category or categories that so qualify you as an accredited investor. ALL INFORMATION IN RESPONSE TO THIS SECTION WILL BE KEPT STRICTLY CONFIDENTIAL.

Investor agrees to furnish any additional information the Company deems necessary in order to verify the information provided below:

Category I	☐

The undersigned is a natural person whose individual net worth, or joint net worth with his spouse, presently exceeds $1,000,000.

Explanation. In calculating net worth, you may include equity in personal property and real estate, cash, short-term investments, stock and securities.

Equity in personal property and real estate should be based on the fair market value of such property less debt secured by such property.

The value of your primary residence must be excluded. The related amount of indebtedness secured by the primary residence up to its fair market value may also be excluded. However, indebtedness secured by the residence in excess of the value of the home should be considered a liability and deducted from net worth.

Category II	☐

The undersigned is a  corporation, partnership, limited liability company, business trust or a non-profit organization within the meaning of Section 50l(c)(3) of the Internal Revenue Code of 1986, as amended, that was not formed for the specific purpose of acquiring the securities offered and that has total assets in excess of $5,000,000.

Category III	☐

The undersigned is a natural person who reasonably expects an individual income in excess of $200,000 in the current year and had an individual income in excess of $200,000 in each of the last two years (including foreign income, tax exempt income and the full amount of capital gains and losses but excluding any income of the undersigned's spouse or other family members and any unrealized capital appreciation);

Or
☐

The undersigned is a natural person who, together with his spouse, reasonably expects joint income in excess of $300,000 for the current year and had joint income in excess of $300,000 in each of the last two years (including foreign income, tax exempt income and the full amount of realized capital gains and losses).

Category IV	☐	The undersigned is a director or executive officer of the Company.

Investor Questionaire Page - 1

Category V	☐

The undersigned is a bank, savings and loan association or credit union, insurance company, registered investment company, registered business development company, licensed small business investment company, or employee benefit plan within the meaning of Title 1 of ERISA whose plan fiduciary is either a bank, insurance company or registered investment advisor or whose total assets exceed $5,000,000.

Describe entity:________________________________________________ ________________________
Category VI	☐	The undersigned is a private business development company as defined in Section 202(a)(22) of the Investment Advisors Act of 1940.
Category VII	☐

The undersigned is a trust with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the securities offered, whose purchase is directed by a sophisticated person (a person who either alone or with his purchaser representative(s) has such knowledge and experience in financial and business matters that he or she is capable of evaluating the merits and risks of the prospective investment). A copy of the declaration of trust or trust agreement and a representation as to the sophistication of the person directing purchases for the trust is enclosed.

Category VIII	☐	The undersigned is a self-directed employee benefit plan for which all persons making investment decisions are “accredited investors” within one or more of the categories described above.
Category IX	☐

The undersigned is an entity in which all of the equity owners are “accredited investors” within one or more of the categories described above. If relying upon this category alone, each equity owner must complete a separate copy of this agreement.

Describe entity:________________________________________________ ________________________
Category X	☐	The undersigned does not come within any of the Categories I – IX set forth above.

Investor Questionaire Page - 2

II.	SIGNATURE

The above information is true and correct and the undersigned recognizes that the Company and its counsel are relying on the truth and accuracy of such information in reliance on the exemption contained in Section 4(a)(2) of the United States Securities Act of 1933, as amended, and Regulation D promulgated thereunder. The undersigned agrees to notify the Company promptly of any changes in the foregoing information which may occur prior to the investment.

IF THE UNDERSIGNED IS AN ENTITY:

______________________________________

(Name of Entity- Please Print)

By: ________________________________

Name: ________________________________

Title: _________________________________

IF THE UNDERSIGNED IS AN INDIVIDUAL:

______________________________________

By:

______________________________________

(Signature)

Investor Questionaire Page - 3